Fees Summary	Aug. 07, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 5,166,835.54
Previously Paid Amount	0.00
Total Fee Amount	713.54
Total Offset Amount	0.00
Net Fee	$ 713.54